                                                           1996 Annual Report
--------------------------------------------------------------------------------



[Logo]                              INSTITUTIONAL

                                    MONEY

                                    MARKET

                                    FUND



Institutional Money Market Fund - 1996 Annual Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



CONTENTS
----------------------------------

INSTITUTIONAL MONEY MARKET FUND
----------------------------------

Letter to Shareholders . . . . . 2

Financial Statements and Notes . 4

Investments in Securities. . . .10

Independent Auditors' Report . .12

Federal Tax Information  . . . .13

Directors and Officers . . . . .14

Shareholder Services . . . . . .15

Glossary . . . . . . . . . . . .16

THIS REPORT IS INTENDED FOR SHAREHOLDERS OF INSTITUTIONAL MONEY MARKET FUND, BUT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUND.

*AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


[Logo]

INTERNATIONAL GROWTH FUNDS
-----------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund


U.S. GROWTH FUNDS
-----------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund

GROWTH AND INCOME FUNDS
-----------------------------------
Growth and Income Fund
Balanced Fund

INCOME FUNDS
-----------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

TAX-EXEMPT INCOME FUNDS
-----------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund

CASH MANAGEMENT FUNDS*
--------------------------------------------------------------------------------
Money Market Fund                               An investment staple, cash
Tax-Exempt Money Market Fund                    management funds can help you
U.S. Government Money Market Fund               organize your finances and build
Institutional Money Market Fund                 your assets.


Piper Funds provide you with the flexibility to help you pursue your lifelong goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.


Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778.

-------------------------------------------------------------------------------

[Photo]

WILLIAM H. ELLIS

President

Piper Capital Management
------------------------------


President's Letter
--------------------------------------------------------------------------------
November 22, 1996
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've recently made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

    We've restructured our fund family to offer you a broader range of mutual funds - from small company to emerging markets. We've renamed certain funds so it's easier to identify how they invest. Take a look at the names, and you'll see what I mean.

    We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. When calling our toll-free number, you'll now have the option to listen to our portfolio managers talk about their current investment strategies and market outlook. Find out the many ways to reach us, including our toll-free number, on the back page of this report.

    Take a close look at the annual report in your hand. You'll see that the format is simpler and more inviting. The report has less jargon and is easier to read. We've even added a glossary of terms at the back of the book to help you better understand commonly used financial terms. Whenever you see this symbol ***, it indicates a term that is defined in the glossary. In addition, we've developed more literature that clearly spells out each fund's investment process with succinct content that you can easily grasp. Flip to the back page for more information on how to order literature.

    You'll hear the word "team" more often when we talk about our portfolio managers. We've reorganized our investment management group so managers interact more frequently, sharing their best ideas to improve the investment capabilities of Piper Capital.

    There is one thing that hasn't changed at Piper Capital, and that's the value we place on your Investment Executive. He or she plays an integral part in helping you build your wealth. Rely on your Piper Jaffray Investment Executive to give you the support and guidance that you need in working toward your financial goals.

    The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

    That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can.

Thank you for your investment.



Sincerely,

/s/ William H. Ellis

William H. Ellis

--------------------------------------------------------------------------------


                        1  1996 Annual Report - Institutional Money Market Fund

[Photo]

NANCY S. OLSEN

is primarily responsible for the

management of Institutional

Money Market Fund. She has

18 years of financial

experience.
--------------------------------


INSTITUTIONAL MONEY MARKET FUND

November 22, 1996

DEAR SHAREHOLDERS:

INSTITUTIONAL MONEY MARKET FUND'S FISCAL YEAR END WAS RECENTLY CHANGED FROM JUNE 30 TO SEPTEMBER 30. Therefore, we are sending you this annual report just three months after you received your last one. The fund's fiscal year was adjusted to match the reporting calendars of other Piper Funds. If you own shares in other Piper Funds, you will receive all your shareholder reports at the same time of year to help you review your investments.

THE SEVEN-DAY CURRENT YIELD FOR INSTITUTIONAL MONEY MARKET FUND WAS 5.12%* ON SEPTEMBER 30, 1996. That is up slightly from our most recent report on June 30, when the seven-day current yield was 5.04%, but down from 5.47% on September 30, 1995.

INTEREST RATES FELL AT THE END OF 1995, BUT INCREASED DURING THE SECOND AND THIRD QUARTERS OF 1996.
In response to a slowing economy, the Federal Reserve Board (Fed) lowered the federal funds rate*** from 6.0% to 5.5% in late 1995 and to 5.25% in January 1996. The economy then showed signs of strength throughout the spring and summer, creating speculation that the next Fed action would be to raise the federal funds rate. As a result, short-term rates moved up slowly until the end of September, when the Fed chose not to raise the federal funds rate at its September Federal Open Market Committee meeting. That caused interest rates to drop in the last week of the quarter.

WE PROVIDED YOU WITH A COMPETITIVE RATE OF RETURN IN THE PAST YEAR BY MANAGING THE FUND'S AVERAGE WEIGHTED MATURITY*** AND BY MAKING SOME CHANGES TO ITS COMPOSITION. We lengthened the average weighted maturity of Institutional Money Market Fund in the fourth quarter of 1995 and the first quarter of 1996 to lock in higher yields when interest rates were declining. We began shortening the fund's average weighted maturity in the second quarter to take advantage of rising short-term rates. In addition, we increased our holdings of floating rate notes***, which are securities with adjustable interest rates. These securities worked very well in the rising interest rate environment we experienced in the second and third quarters of this year.

--------------------------------------------------------------------------------

30-DAY EFFECTIVE YIELD*

[Chart]

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE RETURN OF YOUR INVESTMENT WILL FLUCTUATE. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

EFFECTIVE YIELD REFERS TO THE INCOME GENERATED BY THE FUND, ASSUMING THE INCOME IS REINVESTED. SINCE THE FUND'S INCEPTION, THE FUND'S ADVISER VOLUNTARILY WAIVED FEES AND EXPENSES. HAD FEES NOT BEEN WAIVED, INSTITUTIONAL MONEY MARKET FUND'S 30-DAY EFFECTIVE YIELD AND SEVEN-DAY CURRENT YIELD WOULD HAVE BEEN 5.12% AND 5.06%, RESPECTIVELY, ON SEPTEMBER 30, 1996.

THIS CHART SHOWS THE 30-DAY EFFECTIVE YIELDS FOR INSTITUTIONAL MONEY MARKET FUND. THESE AVERAGE YIELDS ARE CALCULATED USING THE 30-DAY CURRENT YIELD, NET OF FEES, AT THE END OF EACH MONTH.

--------------------------------------------------------------------------------


                        2  1996 Annual Report - Institutional Money Market Fund

[Photo]

SHAISTA B. TAJAMAL

assists with the management

of Institutional Money Market Fund. She has six years

of  financial experience.
------------------------------------------------------


Institutional Money Market Fund  (continued)
--------------------------------------------------------------------------------

LOOKING AHEAD, WE ARE POSITIONING THE AVERAGE WEIGHTED MATURITY OF THE FUND NEUTRALLY COMPARED TO THE AVERAGE OF ALL MONEY MARKET FUNDS UNTIL WE SEE A CLEARER TREND IN THE ECONOMY. Institutional Money Market Fund's average weighted maturity was 50 days as of September 30, 1996. (Its average weighted maturity was 74 days a year earlier.) In addition, we are positioning the fund in somewhat of a barbell structure***. We are focusing on securities with shorter maturities (seven to 30 days) and longer maturities (10 to 13 months), while de-emphasizing securities in between. This strategy allows us to maintain higher yields for longer periods of time if interest rates decrease; if rates increase, the securities with shorter maturities can be reinvested at higher rates more quickly.

WE ARE PLEASED THAT INSTITUTIONAL MONEY MARKET FUND HAS BEEN GIVEN A AAAm RATING BY STANDARD & POOR'S***. This is Standard & Poor's top rating, based on its analysis of the fund's credit quality, market price exposure and management. According to Standard & Poor's, this rating indicates a high level of safety, which is our primary concern in managing the fund. As of September 30, 1996, all of the fund's investments were in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or in repurchase agreements backed by such securities. We continue to use a fundamental approach to identify high-quality, liquid money market securities that provide competitive yields. Our strategy is designed to add value by active positioning of the portfolio on the short end (13 months or less) of the yield curve***, investing in high-quality securities and managing the funds' average weighted maturity based on our interest rate forecast.

Thank you for your investment in Institutional Money Market Fund. We are committed to providing you with high-quality investments and will continue working to help you meet your financial goals.

Sincerely,

/s/ Nancy Shellenberger Olsen


Nancy Shellenberger Olsen
Portfolio Manager

--------------------------------------------------------------------------------

 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
 As a percentage of total assets on September 30, 1996.

[Pie Chart]

U.S. Treasury Securities 8%

Federal Farm Credit Bank 3%

Federal Home Loan
Mortgage Corporation 18%

Federal Home Loan Bank 6%

Other Government-Backed
Securities 8%

Federal National Mortgage
Association 17%

Student Loan Marketing
Association 4%

Repurchase Agreements 36%


--------------------------------------------------------------------------------

                        3  1996 Annual Report - Institutional Money Market Fund

            Financial Statements

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  September 30, 1996
 ..................................................................

ASSETS:
Investments in securities at amortized cost which
  approximates market value (note 2) (including repurchase
  agreements of $61,538,000) ...............................    $172,540,765
Cash in bank on demand deposit .............................          42,386
Organization costs (note 2) ................................          23,597
Accrued interest receivable ................................         682,124
Other assets ...............................................           6,438
                                                              ----------------
  Total assets .............................................     173,295,310
                                                              ----------------

LIABILITIES:
Dividends payable to shareholders ..........................         701,887
Accrued investment management fee ..........................          21,295
Other accrued expenses .....................................           7,341
                                                              ----------------
Total liabilities ..........................................         730,523
                                                              ----------------
Net assets applicable to outstanding capital stock .........    $172,564,787
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
Capital stock - authorized 100 billion shares of $0.01 par
  value; outstanding, 172,564,787 shares ...................    $  1,725,648
Additional paid-in capital .................................     170,839,139
                                                              ----------------

  Total - representing net assets applicable to outstanding
    common stock ...........................................    $172,564,787
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock .....    $       1.00
                                                              ----------------
                                                              ----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

4    1996 Annual Report - Institutional Money Market Fund

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Three Months Ended September 30, 1996
 ..................................................................

INCOME:
Interest ...................................................     $2,350,997
                                                              ----------------

EXPENSES (NOTE 4):
Investment management fee ..................................         64,916
Custodian and accounting fees ..............................          1,828
Transfer agent and dividend disbursing agent fees ..........         39,852
Registration fees ..........................................         52,737
Amortization of organization costs .........................          3,570
Directors' fees ............................................          1,147
Audit and legal fees .......................................          8,978
Other expenses .............................................          2,967
                                                              ----------------
  Total expenses ...........................................        175,995
Less expenses waived by the adviser ........................        (24,545)
                                                              ----------------

  Net expenses before expenses paid indirectly .............        151,450
Less expenses paid indirectly ..............................            (89)
                                                              ----------------

  Total net expenses .......................................        151,361
                                                              ----------------

  Net investment income ....................................     $2,199,636
                                                              ----------------
                                                              ----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

5    1996 Annual Report - Institutional Money Market Fund

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                THREE MONTHS
                                                                   ENDED            YEAR ENDED
                                                                  9/30/96            6/30/96
                                                              ----------------   ----------------

OPERATIONS:
Net investment income ......................................   $   2,199,636      $   5,386,499
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (2,199,636)        (5,386,499)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS AT NET ASSET VALUE OF $1 PER
 SHARE:
Proceeds from sales ........................................     228,681,381        590,483,864
Proceeds from shares issued for reinvestment of
  distributions ............................................       2,077,811          4,730,393
Payments for shares redeemed ...............................    (232,010,036)      (473,887,488)
                                                              ----------------   ----------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................      (1,250,844)       121,326,769
                                                              ----------------   ----------------
  Total increase (decrease) in net assets ..................      (1,250,844)       121,326,769

Net assets at beginning of period ..........................     173,815,631         52,488,862
                                                              ----------------   ----------------

Net assets at end of period ................................   $ 172,564,787      $ 173,815,631
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

6    1996 Annual Report - Institutional Money Market Fund

             Notes to Financial Statements
--------------------------------------------------

(1) ORGANIZATION
 ................................................................................
                      Piper Institutional Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently includes one diversified series, Institutional Money Market Fund (the fund). The company's articles of incorporation permit the board of directors to create additional series in the future.

                      Institutional Money Market Fund invests in short-term securities that are issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such securities.

                      There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ................................................................................
                      INVESTMENTS IN SECURITIES
                      Pursuant to Rule 2a-7 of the Investment Company Act of
                      1940 (as amended), securities are valued on the basis of amortized cost, which approximates market value.

                      Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of discount and premium computed on a straight line basis, is accrued daily.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the fund will distribute substantially all of its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared daily and reinvested in additional shares of the fund monthly.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into an individual, joint or tri-party trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Securities pledged as collateral for all tri-party repurchase agreements are held by a third-party custodian until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

--------------------------------------------------------------------------------

7  1996 Annual Report - Institutional Money Market Fund

--------------------------------------------------------------------------------

                      ORGANIZATION COSTS
                      Organization costs were incurred in connection with the start up and initial registration of the fund. These costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT SECURITY TRANSACTIONS
 ................................................................................
                      Cost of purchases and proceeds from sales of securities for the three months ended September 30, 1996, aggregated $1,380,769,383 and $1,382,078,246, respectively.

                      For the three months ended September 30, 1996, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

(4) EXPENSES
 ................................................................................
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated
                      (Piper Capital) under which Piper Capital manages the fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for the fund is equal to an annual rate of 0.15%.

                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company perform various transfer agent and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust Company for providing these services, are equal to an annual rate of $9.00 per active shareholder account and $6.00 per inactive account. For the three months ended September 30, 1996, the fund paid $520 and $0 to Piper Jaffray and Piper Trust Company, respectively, in connection with the shareholder account servicing agreements.

                      In addition to the investment management and shareholder account servicing fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the three months ended September 30, 1996, Piper Capital voluntarily limited total fees and expenses to an annual rate of 0.35% of the fund's average daily net assets.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the fund.

--------------------------------------------------------------------------------

8  1996 Annual Report - Institutional Money Market Fund

--------------------------------------------------------------------------------

(5) FINANCIAL HIGHLIGHTS
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      INSTITUTIONAL MONEY MARKET FUND

                                                  Three
                                                  Months        Year         Year         Year        Period
                                                  Ended        Ended        Ended        Ended        Ended
                                                 9/30/96      6/30/96      6/30/95      6/30/94      6/30/93(c)
                                                 --------     --------     --------     --------     --------
PER-SHARE DATA
Net asset value, beginning of period ........    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
Operations:
  Net investment income .....................       0.01         0.05         0.05         0.03         0.01
  Distributions from net investment
    income ..................................      (0.01)       (0.05)       (0.05)       (0.03)       (0.01)
                                                 --------     --------     --------     --------     --------
Net asset value, end of period ..............    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                 --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------
Total return (a) ............................       1.29%        5.42%        5.26%        3.23%        1.24%
Net assets at end of period (in millions) ...    $   173      $   174      $    52      $    35      $    40
Ratio of expenses to average daily net assets
  (b) .......................................       0.35%(d)     0.35%        0.35%        0.35%        0.35%(d)
Ratio of net investment income to average
  daily net assets (b) ......................       5.06%(d)     5.22%        5.17%        3.26%        3.02%(d)

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE PERIODS REFLECTED ABOVE, THE ADVISER VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL FEES AND EXPENSES, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS
     FOLLOWS: 0.41%/5.00%, 0.38%/5.19%, 0.49%/5.03% AND 0.61%/3.00% IN THE THREE
     MONTHS ENDED 9/30/96, FISCAL 1996, 1995 AND 1994, RESPECTIVELY. BEGINNING IN FISCAL 1996, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(C)  COMMENCEMENT OF OPERATIONS WAS FEBRUARY 2, 1993.
(D)  ADJUSTED TO AN ANNUAL BASIS.

--------------------------------------------------------------------------------

9  1996 Annual Report - Institutional Money Market Fund

                           Investments in Securities
--------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND                                   September 30, 1996
 ...........................................................................................

                                                            Principal              Market
Description of Security                                      Amount              Value (a)
---------------------------------------------------------  -----------          ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (56.1%):
  FEDERAL FARM CREDIT BANK DISCOUNT NOTES (2.4%):
    5.20%, 10/18/96 .....................................  $ 1,850,000          $  1,845,457
    5.21%, 10/22/96 .....................................    2,000,000             1,993,922
    5.31%, 10/30/96 .....................................      260,000               258,888
                                                                                ------------
                                                                                   4,098,267
                                                                                ------------

  FEDERAL FARM CREDIT FLOATING RATE NOTES (B) (0.9%):
    5.19%, 2/13/97 ......................................    1,500,000             1,499,679
                                                                                ------------

  FEDERAL HOME LOAN BANK COUPON NOTES (1.7%):
    5.71%, 5/29/97 ......................................    3,000,000             2,998,205
                                                                                ------------

  FEDERAL HOME LOAN BANK DISCOUNT NOTES (2.6%):
    5.28%, 10/3/96 ......................................    1,435,000             1,434,579
    5.48%, 1/17/97 ......................................    2,000,000             1,967,120
    5.18%, 10/4/96 ......................................    1,000,000               999,568
                                                                                ------------
                                                                                   4,401,267
                                                                                ------------

  FEDERAL HOME LOAN BANK FLOATING RATE NOTES (B) (1.7%):
    5.52%, 9/2/97 .......................................    1,000,000               997,731
    5.35%, 11/21/96 .....................................    2,000,000             1,999,933
                                                                                ------------
                                                                                   2,997,664
                                                                                ------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION COUPON NOTES (1.7%):
    7.88%, 12/20/96 .....................................    2,000,000             2,009,895
    5.56%, 11/7/96 ......................................    1,000,000               999,956
                                                                                ------------
                                                                                   3,009,851
                                                                                ------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES (16.2%):
    5.70%, 10/1/96 ......................................    4,399,000             4,399,000
    5.36%, 10/7/96 ......................................    3,000,000             2,997,320
    5.23%, 11/12/96 .....................................    2,000,000             1,987,808
    5.40%, 12/10/96 .....................................    2,841,000             2,811,170
    5.40%, 12/13/96 .....................................    5,000,000             4,945,250
    5.41%, 12/24/96 .....................................    5,000,000             4,936,883
    5.23%, 10/16/96 .....................................    1,255,000             1,252,265
    5.41%, 12/13/96 .....................................    4,595,000             4,544,591
                                                                                ------------
                                                                                  27,874,287
                                                                                ------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES (11.7%):
    5.22%, 10/28/96 .....................................    2,170,000             2,161,504
    5.42%, 12/2/96 ......................................    2,000,000             1,981,331
    5.39%, 12/9/96 ......................................    2,160,000             2,137,685
    5.36%, 12/13/96 .....................................    5,000,000             4,945,656
    5.40%, 12/19/96 .....................................    4,000,000             3,952,600
    5.41%, 12/27/96 .....................................    5,000,000             4,934,630
                                                                                ------------
                                                                                  20,113,406
                                                                                ------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION FLOATING RATE NOTES (B) (5.2%):
    5.51%, 10/4/96 ......................................    2,000,000             2,000,000
    5.52%, 5/1/97 .......................................    3,000,000             2,999,122
    5.52%, 6/2/99 .......................................    2,000,000             1,987,594
    5.46%, 6/20/97 ......................................    2,000,000             1,998,582
                                                                                ------------
                                                                                   8,985,298
                                                                                ------------

                                                            Principal              Market
Description of Security                                      Amount              Value (a)
---------------------------------------------------------  -----------          ------------

  STUDENT LOAN MARKETING ASSOCIATION DISCOUNT NOTES (1.3%):
    5.41%, 12/18/96 .....................................  $ 2,350,000          $  2,322,454
                                                                                ------------

  STUDENT LOAN MARKETING ASSOCIATION FLOATING RATE NOTES (B) (3.1%):
    5.67%, 10/30/97 .....................................    2,360,000             2,360,000
    5.87%, 6/30/97 ......................................    1,000,000               999,690
    5.53%, 12/20/96 .....................................    2,000,000             2,000,000
                                                                                ------------
                                                                                   5,359,690
                                                                                ------------

  U.S. TREASURY NOTES AND BONDS (7.6%):
    8.75%, 10/15/97 .....................................    2,000,000             2,055,367
    6.50%, 11/30/96 .....................................    1,500,000             1,502,559
    6.88%, 2/28/97 ......................................    3,000,000             3,018,245
    6.63%, 3/31/97 ......................................    3,000,000             3,015,364
    6.00%, 8/31/97 ......................................    2,000,000             2,004,645
    8.50%, 4/15/97 ......................................    1,500,000             1,522,458
                                                                                ------------
                                                                                  13,118,638
                                                                                ------------

      Total U.S. Government and Agency Securities
        (cost: $96,778,706)  ............................                         96,778,706
                                                                                ------------

OTHER U.S. GOVERNMENT AGENCY-BACKED (8.2%):
    Downey Savings & Loan Association, LOC Federal Home
      Loan Bank of San Francisco, 5.45%, 2/10/97 ........    3,000,000             2,940,050
    Fidelity Federal Bank, LOC Federal Home Loan Bank of
      San Francisco, 5.35%, 10/1/96 .....................    3,000,000             3,000,000
    Western Financial Savings Bank, LOC Federal Home Loan
      Bank of San Francisco, 5.30%, 10/10/96 ............    8,295,000             8,284,009
                                                                                ------------

      Total Other U.S. Government Agency-Backed
        (cost: $14,224,059)  ............................                         14,224,059
                                                                                ------------

REPURCHASE AGREEMENTS (35.7%):
    Repurchase agreement with Goldman Sachs, acquired on
      8/21/96, interest of $39,900, 5.32%, 11/19/96 .....    3,000,000(c)(d)       3,000,000
    Repurchase agreement with Goldman Sachs, acquired on
      9/30/96, interest of $1,859, 5.80%, 10/1/96 .         11,538,000(c)         11,538,000
    Repurchase agreement with Goldman Sachs, acquired on
      9/4/96, interest of $25,358, 5.37%, 10/8/96 .......    5,000,000(c)(d)       5,000,000
    Repurchase agreement with Morgan Stanley, acquired on
      8/12/96, interest of $44,417, 5.33%, 10/11/96 .....    5,000,000(c)(d)       5,000,000
    Repurchase agreement with Morgan Stanley, acquired on
      9/12/96, interest of $6,207, 5.32%, 10/3/96 .          2,000,000(c)          2,000,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

10    1996 Annual Report - Institutional Money Market Fund

--------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND
(CONTINUED)

                                                            Principal              Market
Description of Security                                      Amount              Value (a)
---------------------------------------------------------  -----------          ------------
    Repurchase agreement with Morgan Stanley, acquired on
      9/26/96, interest of $10,383, 5.34%, 10/3/96 ......  $10,000,000(c)       $ 10,000,000
    Repurchase agreement with Morgan Stanley, acquired on
      9/26/96, interest of $13,350, 5.34%, 10/2/96 ......   15,000,000(c)         15,000,000
    Repurchase agreement with Morgan Stanley, acquired on
      9/27/96, interest of $10,383, 5.34%, 10/4/96 ......   10,000,000(c)         10,000,000
                                                                                ------------

      Total Repurchase Agreements
        (cost: $61,538,000)  ............................                         61,538,000
                                                                                ------------

      Total Investments in Securities
        (cost: $172,540,765) (e)  .......................                       $172,540,765
                                                                                ------------
                                                                                ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS
     THE EFFECTIVE RATE ON SEPTEMBER 30, 1996. THE MATURITY DATE REPRESENTS
     FINAL MATURITY. HOWEVER, FOR PURPOSES OF RULE 2A-7, MATURITY DATE IS THE
     NEXT INTEREST RATE RESET DATE.
(C)  REPURCHASE AGREEMENT IN A TRI-PARTY ACCOUNT WHICH IS COLLATERALIZED BY U.S.
     GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST
     DUE AT MATURITY OF THE REPURCHASE AGREEMENT. TRI-PARTY REPURCHASE
     AGREEMENTS REPRESENT AGREEMENTS WHERE UNINVESTED CASH BALANCES ARE
     TRANSFERRED TO AN INDEPENDENT THIRD-PARTY CUSTODIAN (BANK OF NEW YORK) AND
     THE COLLATERAL PLEDGED BY THE COUNTERPARTY TO THE AGREEMENT IS HELD AT THE
     SAME THIRD-PARTY CUSTODIAN FOR THE BENEFIT OF THE FUND.
(D)  REPURCHASE AGREEMENTS WITH GREATER THAN SEVEN DAYS TO MATURITY ARE
     CONSIDERED ILLIQUID. THE AGGREGATE VALUE OF SUCH REPURCHASE AGREEMENTS
     REPRESENTS 7.5% OF NET ASSETS.
(E)  ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES.

--------------------------------------------------------------------------------

11    1996 Annual Report - Institutional Money Market Fund

             Independent Auditors' Report
--------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER INSTITUTIONAL FUNDS INC.:

                      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Institutional Money Market Fund (a fund within Piper Institutional Funds Inc.) as of September 30, 1996, the related statement of operations for the three months then ended, the statements of changes in net assets for the three months ended September 30, 1996 and the year ended June 30, 1996, and the financial highlights for the periods presented in note 5 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Institutional Money Market Fund as of September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      November 14, 1996

--------------------------------------------------------------------------------

12  1996 Annual Report - Institutional Money Market Fund

             Federal Income Tax Information
--------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                                                                 AMOUNT
--------------------------------------------------------------------------  ---------
July 31, 1996.............................................................  $  0.0043
August 31, 1996...........................................................     0.0043
September 30, 1996........................................................     0.0042
                                                                            ---------
    Total.................................................................  $  0.0128
                                                                            ---------
                                                                            ---------

--------------------------------------------------------------------------------

13  1996 Annual Report - Institutional Money Market Fund

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      DISTRIBUTOR
                      Piper Jaffray Inc.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      CUSTODIAN AND TRANSFER AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      INDEPENDENT AUDITORS
                      KPMG Peat Marwick LLP
                      4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

14   1996 Annual Report - Institutional Money Market Fund

                                 SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

--------------------------------------------------------------------------------


LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.


CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

ACCOUNT PROTECTION
Piper Jaffray is a member of Securities Investor Protection Company (SIPC), which protects securities customers of its members in liquidation up to $500,000 (limited to $100,000 on claims for cash). An explanatory brochure is available from your Investment Executive. Piper Jaffray provides clients who are protected by SIPC with additional protection through The Aetna Casualty and Surety Company. Every Piper Jaffray securities client has protection up to $25 million. Clients with a Piper Jaffray PRIME or PAT Plus account have protection up to $50 million. Both amounts include SIPC protection. These protection plans do not cover market loss.


--------------------------------------------------------------------------------


                   15  1996 Annual Report - Institutional Money Market Fund

--------------------------------------------------------------------------------

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

AVERAGE WEIGHTED MATURITY
The mean of the maturity dates of a group of securities. The term is used to describe the average time before the securities in a fund mature (or when the issuers repay their loans to investors). Average weighted maturity takes into account the size of each holding represented.

BARBELL STRUCTURE
Emphasizes securities with maturities on the long- and short-term ends of the yield curve and de-emphasizes securities with intermediate-range maturities. This enables a manager to take advantage of the high yields associated with long-term maturities, while still providing liquidity with short-term maturities.

FEDERAL FUNDS RATE
The interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates.

FLOATERS/FLOATING RATE NOTE
Debt instruments that have an adjustable interest rate tied to another interest rate -- for example, the rate paid by Treasury bills. A floating rate note provides a holder with additional interest if the applicable interest rate rises and less interest if the rate falls. It is generally best to buy floaters if it appears that interest rates will rise. If the outlook is for falling rates, investors typically concentrate on fixed-rate instruments.

STANDARD &POOR'S
A corporation that provides a broad range of investment services, including rating corporate and municipal bonds and other securities.

YIELD CURVE
A graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available (assuming the bonds are all of the same quality). The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.


FOR MORE INFORMATION
--------------------------------------------------------------------------------


By Phone [logo]
--------------------------------------------------------------------------------
1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

By Mail [logo]
--------------------------------------------------------------------------------
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

On-Line  [logo]
--------------------------------------------------------------------------------
http://www.piperjaffray.com/
money_management/

--------------------------------------------------------------------------------

                   16  1996 Annual Report - Institutional Money Market Fund

    Institutional Money Market Fund
--------------------------------------------------------------------------------


[Logo]

PIPER FUNDS   222 South Ninth Street
Minneapolis, MN 55402-3804

PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.